LFTD PARTNERS ENTERING MARIJUANA INDUSTRY IN ILLINOIS

Plans to acquire multiple Illinois Cannabis Licenses, a lease for marijuana product manufacturing in Skokie, IL, and industrial buildings and retail businesses in Rockford, IL

JACKSONVILLE, FL / ACCESSWIRE / February 25, 2025 / LFTD Partners Inc. ("LIFD") (OTCQB:LIFD) and its wholly-owned subsidiary Lifted Made ("Lifted"), Kenosha, WI, which manufactures the award-winning Urb brand of hemp-derived cannabinoid products (www.urb.shop), today announced that they have entered into letters of intent (each an "LOI") for four separate transactions: (1) to acquire Illinois Cannabis Licenses (craft grow, infuser and transport), equipment and inventory; (2) to acquire a long-term lease of an 18,558 sq. ft. industrial space in Skokie, IL, which has already been built out for the manufacturing of marijuana products; (3) to acquire two industrial buildings in Rockford, IL, one with 33,792 sq. ft. and the other with 13,536 sq. ft., that may be used for cannabis cultivation, for manufacturing of THC-infused beverages, or for other purposes, or sold; and (4) to acquire a hemp-derived products manufacturer, Mrs. Buckbee's Wake N Bakery (www.mrsbuckbee.com), and at least half of each of District Bar & Grill (www.districtdowntown.com) and Half Baked Bar (www.halfbaked.bar) in Rockford, IL. If all of the transactions close, the aggregate acquisition consideration payable by LIFD will consist of 7,635,925 shares of unregistered common stock of LIFD ("LIFD Shares").

The closing of these transactions will be subject to a number of conditions precedent, including among other things: completion of transfer of the Illinois Cannabis Licenses, equipment and inventory to the companies being acquired (the "Targets"); payment by one of the Targets to an unrelated party of certain license and equipment related liabilities; receipt of all necessary approvals, including approvals by the State of Illinois, LIFD’s lender, and the owners and managers of the Targets; completion of all necessary audits and securities filings; and execution of mutually acceptable definitive closing documentation. The parties intend to use good faith efforts to close the first three of these transactions by March 15, 2025, or as soon thereafter as the conditions precedent can be fulfilled, while the acquisitions of the hemp-derived products manufacturer, Mrs. Buckbee's Wake N Bakery, and at least half of each of District Bar & Grill and Half Baked Bar are expected to occur subsequently after audit completion.

No assurance or guarantee can be given that all of these conditions precedent will be fulfilled or that the transactions will close by any particular date, if at all; these acquisitions are subject to extensive regulatory approvals and compliance risks; the LIFD Shares to be issued as merger consideration will result in significant dilution to existing shareholders; integration of the Targets may be challenging and costly; LIFD's expansion into regulated cannabis markets involves additional risks; a failure to maintain the social equity status of certain Targets could trigger loan repayment obligations, or could result in the loss of one or more of the Illinois Cannabis Licenses; real estate assets are subject to market and financing risks, LIFD's lender may require LIFD to commit to selling one of the industrial buildings being acquired or other assets under certain circumstances; and macroeconomic and industry-specific risks could materially adversely impact LIFD's business operations.

Upon the closing of the Illinois Cannabis Licenses transactions, John Murray will join the Board of Directors of LIFD and will serve as LIFD's Chief Business Officer and Chief Strategy Officer, and Erik Carlson, Esq., will serve as LIFD's General Counsel and Chief Compliance Officer, under multi-year employment agreements. Murray and Carlson will join LIFD's senior executive team and will join in a shareholder agreement with LIFD's CEO, COO, and President/CFO.

Gerard M. Jacobs, Chairman and CEO of LIFD, stated, "These acquisitions will significantly diversify our business into some exciting marijuana, real estate and retail businesses. Our executive team is very familiar with Illinois as we are from Chicago and Kenosha, and in John Murray and Erik Carlson we have met two highly intelligent entrepreneurs whom we are excited have as partners."

Nicholas S. Warrender, Vice Chairman and COO of LIFD, and the founder and CEO of Lifted, stated, "Our experience in New Mexico has convinced us that Lifted's Urb brand can be successfully extended into marijuana products. We have finally found the right opportunity to do so in Illinois, which is a large, "limited license" state, and there should be tremendous synergies between Lifted in Kenosha and our Illinois marijuana operations in Skokie."

William C. "Jake" Jacobs, President and CFO of LIFD, stated, "These all-stock acquisitions will add valuable Illinois Cannabis Licenses, two industrial buildings, and retail businesses to the asset side of our balance sheet. Based upon an appraisal, we expect but cannot guarantee that the 'as is' value of just one of the two industrial buildings will likely exceed the aggregate liabilities of the entities that we will be acquiring of roughly $4 million. We are very excited to be partnering with John and Erik as we diversify outside of hemp and into the regulated marijuana market of Illinois. There is a lot of cross-over, and we plan to explore other marijuana and non-cannabis opportunities in other states, as well."

John Murray, the President of Sustainable Innovations Inc., stated, "I am thrilled to join LIFD's Board of Directors and take on the roles of Chief Business Officer and Chief Strategy Officer. This is an incredible opportunity to leverage my experience in sustainable business practices and strategic growth to help LIFD expand into the burgeoning cannabis market in Illinois. The synergy between our teams and the potential for innovation in this space is immense. I look forward to working closely with Gerard, Nicholas, Jake, and Erik to drive LIFD's vision forward and capitalize on the exciting opportunities that lie ahead in the cannabis and hemp sectors.”

Erik Carlson, the Manager of Sustainable Growers, LLC stated, "We are incredibly impressed with the expertise that Lifted brings in manufacturing and marketing high quality hemp and cannabis products. The Illinois cannabis market is ready and waiting for a company that can supply underserved markets in innovative and unique ways. This merger will allow us to meet those market demands with highly respected and well-known brands.”

Cautionary Notes Regarding Forward-Looking Statements

Certain statements in this document are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes the acquisitions, operations, financing, growth, performance, products, plans and expectations of LFTD Partners Inc. and Lifted Liquids, Inc. d/b/a Lifted Made and d/b/a Urb Finest Flowers. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to these companies' actual acquisitions, operations, financing, growth, performance, products, plans or results of these companies differing materially from those expressed or implied by the forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain other factors, including the risk factors set forth in LFTD Partners Inc.'s filings with the Securities and Exchange Commission. None of the statements contained herein have been approved by the Food and Drug Administration, and none of the products manufactured or sold by Lifted Made are intended to diagnose, treat, cure or prevent any disease. This press release does not constitute an offer to sell common stock or any other securities of LFTD Partners Inc.

Contact Information

Gerard M. Jacobs

Chairman and CEO of LFTD Partners Inc.

GerardMJacobs@LFTDPartners.com

(847) 915-2446

Nicholas S. Warrender
Vice Chairman and COO of LFTD Partners Inc.
ceo@urb.shop
(224) 577-8148

William C. "Jake" Jacobs

President and CFO of LFTD Partners Inc.

JakeJacobs@LFTDPartners.com

(847) 400-7660

John Murray

President of Sustainable Innovations Inc.

jmurray@sustaininnovate.com

(815) 988-2159

Erik Carlson, Esq.

Manager of Sustainable Growers, LLC

ecarlson@sustaininnovate.com

(815) 979-4196

SOURCE: LFTD Partners Inc.